May 10, 2022


STOCK DIVIDEND FUND, INC.
8150 N. Central Expressway   Suite M1120
Dallas, Texas 75206
1-800-704-6072




NOTICE OF ANNUAL MEETING
TO BE HELD JUNE 7, 2022



NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of Stock Dividend Fund, Inc. will be held at 8150 N. Central Expwy #M1120, Dallas, Texas
75206 on June 7, 2022 at 4:30 p.m. for the following purposes:

1)	To elect three (3) directors to serve until
 the next Annual Meeting of Shareholders or until their successors are elected and qualified.

2)	To ratify selection of  Turner, Stone &
Company LLP, Certified Public Accountants, as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December
 31, 2022.

3)	To transact such other business as may
properly come before the meeting or any general adjournment thereof.


The Board of Directors has fixed the close of business May 9, 2022 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.










PLEASE COMPLETE, SIGN & RETURN THE ENCLOSED PROXY


PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED















Dear Shareholders:


The U.S. Securities and Exchange Commission has adopted a regulation regarding the ?Privacy of Consumer
Financial Information? known as Regulation S-P.
  This regulation states that financial
institutions such as the Fund
must provide the shareholder with this notice of the Fund?s privacy policies and practices on an annual basis. The following items detail the Fund?s policies and practices:


A.	Information We Collect - Information
 we receive from you on application or forms include: your
name, address, social security number or tax
ID number, W-9 status, phone number and citizenship status. Information about your transactions with us include: your account number, account balances and transaction histories.

B.	Disclosure Statement - We only disclose
personal information about any current or former shareholder of the Fund as required by law. We handle regular transactions internally so the number of employees that see your information is limited.


Please call us at 800-704-6072 if you have any questions about our Regulation S-P policies.

Thank You,


Steven Adams
Portfolio Manager/CCO
Stock Dividend Fund, Inc.


Laura S. Adams
President
Stock Dividend Fund, Inc.



PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
June 7, 2022

STOCK DIVIDEND FUND, INC.
8150 N. Central Expressway  Suite M1120
Dallas, Texas  75206
1-800-704-6072

Enclosed herewith is a notice of Annual
 Meeting of Shareholders of Stock Dividend
 Fund, Inc. (the "Fund") and a
Proxy form solicited by the Board of Directors
 of the Fund. This Proxy, first mailed to shareholders on May 10,
2022, may be revoked at any time before it is exercised either by mailing a written notice to the Fund, submitting a
Proxy dated later than the original Proxy, or
 by voting in person at the Annual Meeting , which would override all your previously filed proxies. Any shareholder attending the Annual Meeting may vote at the Meeting whether or not he or she has previously filed the Proxy.

There is only one class of capital stock of the Fund and all shares having equal voting rights.
 On May 9, 2022, the
date of record, there were 1,166,226 shares outstanding, all in accounts at Fidelity Investments.
  In all matters each
share has one vote per share and fractional shares will have an equivalent fractional vote.

A quorum must exist to hold the Annual Meeting.
 A quorum exists if the majority of issued and outstanding shares entitled to vote are represented at the meeting in person or by proxy. Abstentions and broker accounts that do not vote are considered as being present with negative votes. A majority of votes, when a quorum is present, will pass
any of the proposals presented.


ELECTION OF DIRECTORS

There are three (3) nominees listed below who consent to serve as Directors, if so elected, until the next Annual
Meeting of  Shareholders.  The names, ages and
 principal occupations for the past five years of the Directors along with their shareholdings of Stock Dividend
Fund, Inc. as of the record date, May 9, 2022 are as follows:

Interested Directors and Officers:

Laura S. Adams is 60 years old and lives in Dallas, Texas. She is President, Treasurer and Secretary of the Fund and also a Member of Adams Asset Advisors, LLC, the Investment Advisor to the Fund. She has been a Director of the Fund since inception, April 6, 2004, a Member of the Advisor since March 2002, and was a private investor prior to that date.

Independent Directors:

Vicky L. Hubbard is 64 years old and lives in Plano, Texas. She is currently a private investor and school administrator, after retiring in 2000 from a career in the computer business. She has been a Director since April 6,
2004.

Jennifer Lapeyre is 58 years old and lives
 in Dallas, Texas.  She retired in 2019
after working as an account
representative for non-profits from
2010-2019 at Auction Source, LP in Dallas TX.
  She has been a Director since
February 2022.


                     Dollar Range of Equity  Fund Shares Percentage
		     Ownership of Fund as of Owned as of Ownership as
Name		     5/9/22		     5/9/22	 of 5/9/22
-----------------    --------------------    ----------	-----------
Laura S. Adams*	     Over   $1,000,000	     92,836.41** 7.96%
Vicky L. Hubbard     Less than - $10,000          0.00   0.00%
Jennifer T. Lapeyre  Less than - $10,000          0.00   0.00%


*Director of the Fund who would be considered an ?interested person?, as defined by the Investment Company Act of 1940. Laura S. Adams is an ?interested person? because she is affiliated with the Investment Advisor.
**Shares owned directly and indirectly by Mrs. Adams and her husband, Steven Adams, including all family related entities and custodial accounts.

BOARD MEETINGS & DIRECTOR?S DUTIES

Meetings: There were a total of five unanimous consents/meetings of the Board of Directors since last annual meeting, including three unanimous
consents/meetings of the Independent Directors.

Director Duties: The Board of Directors select the officers to run the Fund, propose all changes in operating
procedures where approval of a majority of the Independent Directors is required, evaluate and recommend the
Fund?s auditor on a yearly basis and monitor Fund
 activities to insure to the best of their collective abilities that the
Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange
 Commission, the
Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.


REMUNERATION OF DIRECTORS & OFFICERS

At this time, Directors and Officers are not remunerated for their expenses incurred attending
 Board meetings.  If
any extraordinary expenses are deemed reasonable to be reimbursed, they will be paid by the Advisor.



BROKERAGE

The Fund requires all brokers to effect
transactions in portfolio securities in such
 a manner as to get prompt
execution of orders at the most favorable price. Currently, all transactions are placed through Charles Schwab
electronically at discount commission rates.
 The Board of Directors evaluates and reviews annually the
reasonableness of brokerage commissions paid.
   In 2021 the Fund paid no commissions.

LITIGATION

As of the date of this Proxy, there was no pending
 or threatened litigation involving the Fund in any capacity whatsoever.


RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

The Board of Directors recommends, subject to shareholder approval, Turner, Stone & Company,
 LLP, Certified
Public Accountants to audit and certify financial
 statements of the Fund for the year 2022.
In connection with the
audit function, Turner, Stone & Company, LLP will
 review the Fund?s Annual Report to Shareholders and filings with the Securities and Exchange Commission.

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance
of each professional service is likely to affect
 the independence of Turner, Stone & Company,
LLP. Neither Turner,
Stone & Company, LLP, nor any of its partners have any direct or material indirect financial interest in the Fund and will only provide auditing and potential tax preparation services to the Fund if selected.

All audit fees and expenses are paid directly by
 the Advisor, regardless of amount, pursuant to the Advisory agreement between the Fund and the Advisor.

A representative of Turner, Stone & Company, LLP
 will not be present at the meeting unless requested by a shareholder (either in writing or by telephone)
 in advance of the meeting. Such requests should be directed to the
President of the Fund.

SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in June 2023. Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than January 4, 2023 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 that sets forth certain requirements.

OTHER MATTERS

The Board of Directors knows of no matters to be presented at the meeting other than those mentioned above.
Should other business come before the meeting, proxies will be voted in accordance with the view of the Board of
Directors.
















PROXY- SOLICITED BY THE BOARD OF DIRECTORS

STOCK DIVIDEND FUND, INC.
ANNUAL MEETING OF
SHAREHOLDERS JUNE 7, 2022

The annual meeting of  STOCK DIVIDEND FUND,
 INC. will be held JUNE 7, 2022 at 8150 N.
 Central Expwy.
#M1120, Dallas, Texas 75206 at 4:30 p.m.
The undersigned hereby appoints Laura S.
Adams as proxy to represent
and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if
personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED
 AS DIRECTED: IF NO DIRECTION IS
INDICATED AS TO A PROPOSAL, THE PROXY SHALL
VOTE FOR SUCH PROPOSAL. THE PROXY
MAY VOTE AT THEIR DISCRETION ON ANY OTHER
MATTER WHICH MAY PROPERLY COME
BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1.	Election of Directors

       FOR all nominees except as marked
to the contrary below.

     		WITHHOLD AUTHORITY to vote
 for all nominees.

To withhold authority to vote for nominees, strike a line through their name(s) in the following list:

Laura S. Adams	Vicky L. Hubbard  Jennifer T. Lapeyre

2.	Proposal to ratify the selection of
Turner, Stone & Company, LLP  by the Board of
 Directors as independent
public accountants to audit and certify financial statements of the Fund for the fiscal year ending
 December 31,
2022.

 FOR 		AGAINST 	ABSTAIN


Please mark, date, sign, & return the proxy promptly.


Dated ___________________, 2022


__________________________________________________
Shareholder/Authorized Individual Signature

Shareholder:
Shares Owned as of 5/9/22: